UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUALIGEN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

QUALIGEN THERAPEUTICS, INC.

Notice of Special Meeting of Stockholders

November [   ], 2025

PLEASE VOTE TODAY

Dear Stockholders:

We cordially invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of Qualigen Therapeutics, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), to be held on November [   ], 2025, at 10:00 AM local time. The Special Meeting will be held in a virtual-only format via internet at www.virtualshareholdermeeting.com/QLGN2025SM.

Please see the “Questions and Answers about These Proxy Materials and Voting” in the accompanying Proxy Statement for more details.

The Special Meeting is being held for the following purposes:

1.	To approve, pursuant to Nasdaq Rule 5635(a) and (b), the transactions provided for in that certain Subscription Agreement dated September 19, 2025, between the Company and certain investors, and related agreements, including the issuance of 337,432 shares of the Company’s common stock and 39,943 shares of the Company’s Series B Convertible Preferred Stock sold in a private placement transaction (the “Offering”).

2.	To approve, pursuant to Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock upon the conversion of the Series B Convertible Preferred Stock in excess of the 19.99% share exchange cap contained therein.

3.	To approve the Company’s 2025 Equity Incentive Plan.

4.	To approve adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting.

The Board recommends that you vote “FOR” Proposals 1, 2, 3, and 4 and has fixed the close of business on September 22, 2025, as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Special Meeting. Further information regarding voting rights and the matters to be voted upon at the Special Meeting is presented in the accompanying Proxy Statement. A list of stockholders of record will be available for inspection at the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at the address above.

Important Information

This Proxy Statement, with the enclosed proxy card, is being furnished to our stockholders in connection with the solicitation by our Board of proxies to be voted at our Special Meeting and at any postponements or adjournments thereof. The Company has filed with the SEC a proxy statement in connection with the Special Meeting and advises its stockholders to read the entirety of this Proxy Statement and any and all supplements and amendments thereto. This Proxy Statement and the enclosed proxy card are first being mailed to our stockholders on or about October __, 2025.

Stockholders may obtain a free copy of This Proxy Statement and other documents filed by the Company with the SEC at www.sec.gov. This Proxy Statement and proxy card are also available on the Company’s corporate website at https://ir.qlgntx.com/sec-filings/.

By Order of the Board of Directors,

/s/ Kevin A. Richardson II
Kevin A. Richarson II
Co-Chief Executive Officer

Carlsbad, California

October __, 2025

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. Our proxy materials for the Special Meeting are being mailed to our stockholders on or about October [●], 2025. This Proxy Statement and proxy card will also be available to our stockholders at [●] on that same date.

Whether or not you expect to attend the meeting electronically, please submit a proxy or voting instructions for your shares promptly using the directions in your proxy materials or on your proxy card, or, if you elected to receive printed proxy materials by mail, your proxy card, by one of the following methods: (1) over the internet by visiting [          ] , (2) by telephone by calling the toll-free number [●], or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote if you attend the meeting electronically. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

QUALIGEN THERAPEUTICS, INC.

5857 Owens Avenue, Suite 300 Carlsbad, California 92008

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 A.M. PACIFIC TIME ON NOVEMBER [   ], 2025

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting of Stockholders (the “Special Meeting”) of Qualigen Therapeutics, Inc. , a Delaware corporation (the “Company”), and any postponements or adjournments thereof. The Special Meeting will be held on November [   ], 2025.

The information provided under “Questions and Answers About These Proxy Materials and Voting” below is for your convenience only. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on

November [   ], 2025

We anticipate that this Proxy Statement, the Notice of Special Meeting of Stockholders, and the form of proxy card will be mailed to our stockholders commencing on or about October __, 2025.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of this Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement, form of proxy card, and the other Special Meeting materials are available on the internet at www.proxyvote.com.

Additionally, you can find a copy of our Proxy Statement and form of proxy card, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “All SEC Filings” section of the “Investor Relations” section of our website at https://ir.qlgntx.com/sec-filings/. You may also obtain additional printed copy of this Proxy Statement, free of charge, from us by sending a written request to: Corporate Secretary, Qualigen Therapeutics, Inc., 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q:	What matters am I voting on?

A:	You will be voting on:

●	Proposal 1 - To approve, pursuant to Nasdaq Rule 5635(a) and (b), the transactions provided for in that certain Subscription Agreement dated September 19, 2025, between the Company and certain investors including the issuance of 337,432 shares of the Company’s common stock and 39,943 shares of the Company’s Series B Convertible Preferred Stock sold in the Offering (the “Offering and Related Transactions Proposal”).

●	Proposal 2 - To approve, pursuant to Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock upon the conversion of the Series B Convertible Preferred Stock in excess of the 19.99% share exchange cap contained therein (the “Issuance Proposal”)

●	Proposal 3 - To approve the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan Proposal”)

●	Proposal 4 - To approve adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting (the “Adjournment Proposal”).

Q:	How does the Board recommend I vote on these proposals?

A:	Our Board recommends a vote:

●	“FOR” the Offering and Related Transactions Proposal;

●	“FOR” the Issuance Proposal;

●	“FOR” the 2025 Equity Incentive Plan Proposal; and

●	“FOR” the Adjournment Proposal.

Q:	When is the Special Meeting and where will it be held?

A:	The meeting will be held in a virtual-only format via live webcast on [ ]. Information on how to vote electronically at the Special Meeting is discussed below. You will also be able to listen and participate in the Special Meeting as well as vote and submit your questions during a live webcast of the meeting by visiting [ ]. As always, we encourage you to vote your shares prior to the Special Meeting.

Q:	Who is entitled to vote?

A:	Only holders of record of our Common Stock at the close of business on September 22, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the close of business on the Record Date,

Every stockholder is entitled to one vote for each share of Common Stock and Voting Preferred Stock held on the Record Date.

●	Registered Stockholders. If shares of our Common Stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or a printed set of the proxy materials was provided to you directly by us. As a stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

●	Street Name Stockholders. If shares of our Common Stock are held on your behalf by a broker, bank, or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the set of the proxy materials was forwarded to you by your broker bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares.

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Q:	How do I vote?

A:	If you are a stockholder of record, you may (i) vote electronically at the Special Meeting, (ii) vote by proxy at the Special Meeting, (iii) submit a proxy to vote your shares in advance of the Special Meeting through the internet by visiting [ ], (iv) submit a proxy over the telephone in advance of the Special Meeting using the toll-free number below, or (v) submit a proxy to vote your shares in advance of the Special Meeting by using the proxy card was provided to you. Whether or not you plan to attend the meeting electronically, we urge you to submit a proxy to ensure your vote is counted. You may still attend the Special Meeting virtually and vote electronically even if you have already voted by proxy.

●	To submit a proxy through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from your proxy card. Your proxy submitted through the internet should be received by 11:59 p.m., Pacific Time on November [●], 2025 in order to ensure that it is counted.

●	To vote electronically at the Special Meeting, visit http://www.virtualshareholdermeeting.com/[●] and enter the 16-digit control number included on your proxy card.

●	To submit a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, the proxyholders named therein will vote your shares as you direct.

●	To submit a proxy over the telephone, dial toll-free [●] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Your telephone vote should be received by 11:59 p.m., Pacific Time on November [●], 2025, in order to ensure that it is counted.

If you hold your shares in street name through a broker, bank, or other nominee, you will receive instructions from your broker, bank, or other nominee on how to vote your shares. Your broker, bank, or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may submit your voting instructions by completing, dating, and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

Q:	How may my brokerage firm vote my shares if I fail to provide timely directions?

A:	Brokers, banks, or other nominees that hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is considered “non-routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes.” These shares will be counted towards determining whether a quorum is present but will not be considered entitled to vote on the “non-routine” proposals.

The approvals of Proposal 1 (the Offering and Related Transactions Proposal), Proposal 2 (the Issuance Proposal), Proposal 3 (the 2025 Equity Incentive Plan Proposal), and Proposal 4 (the Adjournment Proposal) are generally considered to be “non-routine” matters and brokers, banks, or other nominees are not permitted to vote on these matters if the broker, bank, or other nominee has not received instructions from the beneficial owner.

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Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Offering and Related Transactions Proposal, the Issuance Proposal, the 2025 Equity Incentive Plan Proposal, and the Adjournment Proposal.

Q:	How will voting on any other business be conducted?

A:	We are not aware of any business to be brought before the stockholders at the Special Meeting other than as described in this Proxy Statement. However, if any other business is properly presented for stockholder consideration, your signed proxy card gives authority to [Jerry Wang and Kevin A. Richardson II] to vote on those matters in their discretion.

Q:	What constitutes a quorum?

A:	Stockholders may not take action during the Special Meeting unless there is a quorum present at the Special Meeting. A meeting of stockholders is duly constituted, and a quorum is present, if, at the commencement of the Special Meeting, there are present in person or by proxy holders representing at least one-third of the shares of our capital stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes (as described above) are counted as present and entitled to vote for purposes of determining a quorum.

Q:	How many votes are needed for approval of each proposal presented in this Proxy Statement?

A:	Assuming a quorum is present at the Special Meeting:

●	Proposal 1 (Offering and Related Transactions Proposal): The affirmative vote of a majority of the votes cast by all stockholders present or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the Offering and Related Transactions Proposal. Shares that are not represented at the Special Meeting, and abstentions, if any, will have the effect of votes against this proposal. As this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal.

●	Proposal 2 (Issuance Proposal): The affirmative vote of a majority of the votes cast by all stockholders present or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the Issuance Proposal. Shares that are not represented at the Special Meeting, and abstentions, if any, will have the effect of votes against this proposal. As this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal.

●	Proposal 3 (2025 Equity Incentive Plan Proposal): The affirmative vote of a majority of the votes cast by all stockholders present or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the 2025 Equity Incentive Plan Proposal. Shares that are not represented at the Special Meeting, and abstentions, if any, will have the effect of votes against this proposal. As this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal.

●	Proposal 4 (Adjournment Proposal): The affirmative vote of a majority of the votes cast by all stockholders present or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the Adjournment Proposal. Shares that are not represented at the Special Meeting, and abstentions, if any, will have the effect of votes against this proposal. As this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal.

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Q:	Can I change my vote?

If you are a Stockholder of Record: Shares Registered in Your Name

A:	Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Qualigen Therapeutics, Inc., 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

●	You may attend the Special Meeting virtually and vote electronically by visiting www.virtualshareholdermeeting.com/QLGN2025SM and entering the 16-digit control number included in your proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Simply attending or participating in the Special Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

If you are a Beneficial Owner: Shares Registered in the Name of Broker or Bank

A.	If your shares are held by your bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or other nominee.

Q:	How are my shares voted if I submit a proxy but do not specify how I want to vote?

A:	If you are a stockholder of record and you submit a properly executed proxy card or complete the telephone or Internet voting procedures but do not specify how you want to vote, your shares will be voted “FOR” with respect to each of Proposals 1, 2, 3, and 4.

Q:	Who will count the vote?

A:	A representative of the Company will count the vote and act as the inspector of elections.

Q:	Who will pay for this proxy solicitation?

A:	We will pay all the costs of soliciting these proxies, except for costs associated with individual stockholder use of the Internet and telephone. In addition to mailing proxy solicitation material, our directors and employees may solicit proxies in person, by telephone, or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We have not engaged a proxy solicitor, but may do so if we required the solicitation of stockholder votes to adopt these proposals.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the proxy materials, such stockholder may contact via e-mail at [●].

“Street name” stockholders may contact their broker, bank, or other nominee to request information about householding.

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BACKGROUND AND DESCRIPTION OF THE PRIVATE PLACEMENT

On September 19, 2025, Qualigen Therapeutics, Inc., a Delaware corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain investors (the “Subscribers”), including Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) (the “Lead Investor”) pursuant to which the investors agreed to purchase $41,000,000 in cash (the “Offering”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and shares of a newly created Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Stock”). The purchase price of the Common Stock was $2.246 per share and the purchase price for the Series B Stock was $1,000 per share (the “Stated Value”). The Offering closed on September 29, 2025. At the closing of the Offering (the “Closing”), the shares of Common Stock and Series B Stock were allocated among the investors so that no purchaser’s ownership of Common Stock would exceed 19.99% of the number of shares outstanding (the “Exchange Cap”).

The Company intends to use up to $6,800,000 of the net cash proceeds from the Offering to pay existing debt and fund the Company’s existing business operations, and the balance of the cash proceeds and contributed currency will be used for the establishment of the Company’s cryptocurrency treasury operations.

The rights and preferences of the Series B Stock are set forth in the Certificate of Designation of Rights and Preferences of Series B Convertible Preferred Stock (the “Certificate of Designation”). The Series B Stock is convertible into a number of shares of Common Stock equal to the Stated Value of the number of Series B Stock being converted divided by the conversion price of $2.246 (the “Conversion Shares”). The Series B Stock may not be converted until the Company has obtained the vote of a majority of its stockholders with respect to the transactions contemplated by this Subscription Agreement, including the issuance of Conversion Shares as an issuance greater than the Exchange Cap pursuant to Nasdaq Rule 5635 and the issuance of shares of Common Stock or Common Stock Equivalents to certain advisors of the Company in connection with the transactions contemplated by the Subscription Agreement (the “Stockholder Approval”). Following the Stockholder Approval, the Series B Stock may be exercised at any time until all of the Series B Stock has been converted in full, subject to certain beneficial ownership limitations.

The Series B Stock will vote together with the Common Stock on an as-converted basis, other than modification of the rights relating to the holders of Series B Stock, which requires the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Stock. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series B Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to $1,000, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the Certificate of Designation, for each share of Series B Stock before any distribution or payment shall be made to the holders of any Junior Securities (as defined under the Certificate of Designation), and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders shall be ratably distributed among the holders.

The Company agreed to use its best efforts to obtain Stockholder Approval by the written consent of its stockholders or at a special meeting of stockholders (the “Stockholders’ Meeting”) no later than October 29, 2025 (or November 28, 2025 in the event that the staff of the Securities and Exchange Commission conducts a review of the preliminary information statement filed in connection with any written consent of stockholders or preliminary proxy statement filed in connection with the Stockholders’ Meeting. If the Company is unable to obtain the Stockholder Approval by written consent of its stockholders in accordance with applicable law, the Company shall use its commercially reasonable efforts to (i) solicit its stockholders’ approval of such resolutions, including engaging a proxy solicitor reasonably acceptable to the requisite holders and causing such proxy solicitor to reasonably assist in the solicitation of proxies in connection with the Stockholders’ Meeting and (ii) cause the Board of Directors to recommend to the stockholders that they approve such resolutions, and all management-appointed proxyholders shall vote their proxies in favor of such resolutions. If Stockholder Approval is not obtained at the Stockholders’ Meeting, the Issuer shall cause an additional stockholder meeting to be held within ninety (90) days of the date of such Stockholders’ Meeting. If the Company does not obtain Stockholder Approval at the first meeting, the Company is obligated to call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the date on which Stockholder Approval is obtained.

The issuance and sale of the Common Stock, the Series B Stock and the Conversion Shares (the “Securities”) will not be, and are not, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Securities will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering. Pursuant to the terms of the Registration Rights Agreement (as defined herein), the Company is required to file a registration statement providing for the resale of the Common Stock and the Conversion Shares within 45 days of the Closing and use its best efforts to have the registration statement declared effective 45 days thereafter.

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PROPOSAL 1

THE OFFERING AND RELATED TRANSACTIONS PROPOSAL

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(a) and (b), the issuance of 337,432 shares of the Company’s common stock and 39,943 shares of the Company’s Series B Convertible Preferred Stock sold in the Offering.

Reasons for Requesting Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635, certain actions require a company to obtain stockholder approval. Pursuant to Nasdaq Listing Rule 5635(a), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, in connection with the acquisition of stock or assets of another company, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis, the issuer generally must obtain the prior approval of its stockholders. Nasdaq Listing Rule 5635(a) may apply when a listed company enters into an agreement with another company to issue equity or enter into a strategic partnership and exchange shares. Therefore, while the Company did not consider the Offering an acquisition, Nasdaq Listing Rule 5635(a) may apply and therefore we are seeking stockholder approval under this proposal to comply with Nasdaq listing requirements.

Further, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will, consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor.

Potential Effects of Approval of this Proposal

The issuance of shares of Common Stock and Series B Convertible Preferred Stock will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

Further, the increase in the number of Common Stock issued in connection with the issuance of shares of Common Stock underlying the conversion of the Series B Convertible Preferred Stock (the “Conversion Shares”) may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us.

Potential Effects of Non-Approval of this Proposal

If the Offering and Related Transactions Proposal is not approved by our stockholders, we may not be able to issue the Conversion Shares to the holders of the Series B Convertible Stock. Additionally, in the event that our stockholders do not approve this Proposal 1 at the Special Meeting, we will be required to convene and hold special meetings of our stockholders every 90 days after the Special Meeting until the requisite stockholder approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur significant legal expenses and would divert our management’s attention from the operation of our business, which could materially harm our business.

Additional Information

The information set forth in this Proposal 1 is qualified in its entirety by reference to the full text of the Subscription Agreement, the Certificate of Designation of Rights and Preferences of Series B Convertible Stock, the Registration Rights Agreement, the Lead Investor Agreement, and the Voting Support Agreement attached as Exhibits 10.1, 4.1, 10.2, 10.3, and 10.5, respectively, to our Current Report on Form 8-K filed with the SEC on September 19, 2025. Stockholders are urged to carefully read these documents.

Required Vote; Board of Directors Recommendation

The approval of the Offering and Related Transactions Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our capital stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the effect of votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE OFFERING AND RELATED TRANSACTIONS PROPOSAL.

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PROPOSAL 2

THE ISSUANCE PROPOSAL

General

We are asking our stockholders to approve pursuant to Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock upon the conversion of shares of the Series B Convertible Preferred Stock, issued pursuant to the Subscription Agreement dated September 19, 2025, between the Company and the Subscribers, including the Lead Investor pursuant to which the investors agreed to purchase $41,000,000 in cash of the Company’s common stock, par value $0.001 per share and shares of a newly created Series B Convertible Preferred Stock, par value $0.001 per share.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock to comply with Nasdaq listing requirements.

Potential Effects of Approval of this Proposal

The issuance of the shares of Common Stock pursuant to the Series B Convertible Preferred Stock will not affect the rights of holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Further issuances of Common Stock upon the conversion of the Series B Convertible Preferred Stock, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance and sale of the conversion shares could cause the market price of our Common Stock to decline.

Potential Effects of Non-Approval of this Proposal

If the Issuance Proposal is not approved by our stockholders, we will be prohibited from issuing additional Conversion Shares if the issuance of such shares of Common Stock would exceed 19.99% of our outstanding shares of Common Stock.

Additionally, in the event that our stockholders do not approve this Proposal 2 at the Special Meeting, we will be required to convene and hold special meetings of our stockholders every 90 days after the Special Meeting until the requisite stockholder approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur significant legal expenses and would divert our management’s attention from the operation of our business, which could materially harm our business.

Required Vote; Board of Directors Recommendation

The approval of the Issuance Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our capital stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the effect of votes against this proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL.

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PROPOSAL 3

THE 2025 EQUITY INCENTIVE PLAN PROPOSAL

General

On October 9, 2025, the Board, upon the recommendation of the Board’s Compensation Committee (the “Compensation Committee”) unanimously approved the 2025 Equity Incentive Plan (the “Plan”), subject to stockholder approval. The following is a summary of the principal terms of the Plan, however, this summary does not purport to be a complete description of all of the provisions of the Plan and is qualified in its entirety by reference to the full text of the Plan, which is attached as Annex [A] to this proxy statement:

●	the number of shares available under the Plan shall be equal to 20% of the Common Stock outstanding following the Closing of the Offering; and
●	there shall be an automatic annual increase in the number of shares under the Plan on January 1st of each year of 10% of the total number of shares of Common Stock outstanding as of December 31st of the preceding fiscal year, through the calendar year 2036 (the “Evergreen Provision”), unless the Board determines to increase the number of shares by a lesser amount.

Reasons for Requesting Stockholder Approval

The purpose of the Plan is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers may develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. If our stockholders do not approve the Plan, this would result in the loss of an important compensation tool aligned with stockholder interests to attract, motivate, and retain highly qualified talent. We strongly believe that approval by the stockholders of the Plan will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees.

Required Vote; Board of Directors Recommendation

The approval of the 2025 Equity Incentive Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our capital stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the effect of votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN PROPOSAL.

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PROPOSAL 4

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow us to adjourn the Special Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance and Appointment Proposal or the Authorized Shares Proposal, or to establish a quorum for the Special Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or establish a quorum.

Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Required Vote; Board of Directors Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our capital stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the effect of votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 22, 2025 by:

●	our named executive officers;

●	our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days after September 22, 2025, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our common stock is calculated based on an aggregate of [2,659,133] shares outstanding as of September 22, 2025.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Qualigen Therapeutics, Inc., 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)

Five Percent Stockholders
(none)	-	-

Executive Officers, Directors and Director Nominees
Kevin Richardson	-	*	%
Campbell Becher(2)	-	*	%
Braeden Lichti	-	-%
Robert B. Lim(3)	-	*	%
Cody Price(4)	-	*	%
Graydon Bensler	-	*	%
Jiawei Wang	-	*	%
Koti Meka	-	*	%
Kevin Chen	-	-%
Jie Sheng	-	*	%
Chad Chen	-	*	%
Koti Meka	-	*	%
All current executive officers and directors as a group (12 persons)		-%

* Less than one percent (1%)

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the record date. As of September 22, 2025, there were 1,695,450 shares of our company’s Common Stock issued and outstanding.

(2) Campell Becher resigned as a member of the Board of Directors on October 1, 2025. Mr. Becher still remains at President of the Company.

(3) Robert B. Lim resigned as a member of the Board of Directors on October 1, 2025.

(4) Cody Price resigned as a member of the Board of Directors on October 1, 2025.

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OTHER MATTERS

No business other than that set forth in the attached notice of Special Meeting is expected to come before the Special Meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

PROXY SOLICITATION AND COSTS

It is expected that the solicitation of proxies for the Special Meeting will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the Nasdaq schedule of charges.

The Company will bear the entire cost of this solicitation of proxies for the Special Meeting, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional solicitation material that the Company may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, executive officers, and employees of the Company. No additional compensation will be paid to these individuals for any such services. The Company will also post its proxy materials relating to the Special Meeting to its website under “Investors.”

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov. Information contained on our website, https://ir.qlgntx.com/sec-filings/ is not incorporated by reference in, and does not constitute part of, this Proxy Statement.

Respectfully submitted,
Dated: October__, 2025
/s/ Kevin A. Richardson II
Kevin A. Richardson II
Co-Chief Executive Officer

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ANNEX A

QUALIGEN THERAPEUTICS, INC.

2025 EQUITY INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the Qualigen Therapeutics, Inc. 2025 Equity Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Acquisition” shall have the meaning set forth in Section 5.8.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the Class A common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Qualigen Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Data” shall have the meaning set forth in Section 5.15.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the NASDAQ Capital Market on the date as of which such value is being determined or, if the Common Stock is not listed on the NASDAQ Capital Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

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“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, commercial launch of new products, completion of projects, and closing of acquisitions, divestitures, financings or other transactions, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

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“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning set forth in Section 5.8.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one (1) share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

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1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time, provided such persons are eligible to receive awards of shares of Common Stock that are registered on a Form S-8 registration statement. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not in the aggregate exceed $750,000.

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1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, [ ] shares of Common Stock shall be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than [ ] shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. In addition, the number of shares of Common Stock available under the Plan shall increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2026, and continuing until (and including) the calendar year ending December 31, 2036, with such annual increase equal to the lesser of (i) 10% of the number of shares of Stock issued and outstanding on December 31 of the immediately preceding fiscal year and (ii) an amount determined by the Board. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock, other than Substitute Awards.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award under this Plan shall again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available for issuance under this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100%of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

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(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than ten (10) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or check, (B) by delivery(either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case, to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

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(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4 Repricing. The Committee shall have the discretion, without the approval of the stockholders of the Company, to (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

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(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

(e) Section 83(b) Election. If a participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such participant would otherwise be taxable under Section 83(a) of the Code, such participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

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(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards shall be subject to the same vesting conditions as the underlying awards.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same vesting restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

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V. GENERAL

5.1 Effective Date and Term of Plan. The Plan will become effective upon the Stockholder Approval Date. The Plan shall terminate on the 10th anniversary of the date on which the Plan was approved by stockholders, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2 Amendments. The Board or, subject to applicable law, the Committee may amend, modify, or terminate this Plan or any Agreement as it shall deem advisable; provided, however, that no amendment to the Plan or any Agreement shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the NASDAQ Capital Market, or any other stock exchange on which the Common Stock is then traded, or(ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.3; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Agreement at anytime without the consent of a holder of an outstanding award to company with applicable law, including Section 409A of the Code.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of(whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash or check payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or sale, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable Internal Revenue Service withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

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5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718,Compensation — Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Subject to the terms of the applicable Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1) require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

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(3) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR; provided, however, that if the purchase price or base price per share of Common Stock subject to such option or SAR exceeds the Fair Market Value of a share of Common Stock as of the date of the Change in Control, such option or SAR may be cancelled for no consideration, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i),whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares or other property pursuant to clause (ii) above.

(b) For purposes of this Plan, a “Change in Control” shall be deemed to have occurred under the following circumstances:

(1) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the shares of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company (an “Acquisition”); provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered an Acquisition; provided, further, that any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered an Acquisition. Further, if the members of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting shares immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the shares of the Company or of the ultimate parent entity of the Company, such event shall not be considered an Acquisition under this Section 5.8(b)(1). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(2) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 5.8(b)(2), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an Acquisition;

(3) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s members immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a member of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (b)(3). For purposes of this Section 5.8(b)(3), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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Provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1),(2) or (3) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

For purposes of this Section 5.8, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company.

In addition, a “Person,” as used in this Section 5.8, shall not include (w) the Company or any of its Affiliates; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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5.14 Section 409A. This Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything hereinto the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected participants and not with the Company. Notwithstanding any contrary provision in this Plan or an Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409Aof the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six(6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Agreement) upon expiration of such delay period.

5.15 Data Privacy. As a condition for receiving any award under the Plan, each participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 5.15 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a participant, including the participant’s name, address and telephone number; birthdate; social security, insurance or other identification number; salary; nationality; job title(s); any shares of Common Stock held in the Company or its Subsidiaries and affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the participant’s country, or elsewhere, and the participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the participant may elect to deposit any shares of Common Stock. The Data related to a participant will be held only as long as necessary to implement, administer, and manage the participant’s participation in the Plan. A participant may, at any time, view the Data that the Company holds regarding such participant, request additional information about the storage and processing of the Data regarding such participant, recommend any necessary corrections to the Data regarding the participant or refuse or withdraw the consents in this Section 5.15 in writing, without cost, by contacting the local human resources representative. The Company may cancel participant’s ability to participate in the Plan and, in the Committee’s sole discretion, the participant may forfeit any outstanding awards if the participant refuses or withdraws the consents in this Section 5.15. For more information on the consequences of refusing or withdrawing consent, participants may contact their local human resources representative.

5.16 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.17 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

5.18 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.19 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

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SCAN TO
VIEW MATERIALS & VOTE

QUALIGEN THERAPEUTICS, INC.
2042 CORTE DEL NOGAL
CARLSBAD, CA 92011

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/QLGN2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80491-Z91320

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUALIGEN THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Special Report are available at www.proxyvote.com.

V80492-Z91320

QUALIGEN THERAPEUTICS, INC.
SPECIAL MEETING OF STOCKHOLDERS
NOVEMBER 12, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Qualigen Therapeutics, Inc., a Delaware corporation (the "Company"), acknowledges receipt of Notice of the Special Meeting of Stockholders and Proxy Statement, each dated October 1, 2025, revokes all prior proxies, and appoints **Kevin A. Richardson II and Jerry Wang**, or either of them, proxies for the undersigned to vote all shares of the Company which the undersigned both (a) held of record at the close of business on September 22, 2025 and (b) would be entitled to vote at the Special Meeting of Stockholders to be held on November 12, 2025, virtually at www.virtualshareholdermeeting.com/QLGN2025SM, and any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. **IF THIS PROXY IS SIGNED AND RETURNED AND NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.**

Continued and to be signed on reverse side